Exhibit 10.4

2012 Long-Term Incentive
Management Objectives and Formula

Management Objective:
The applicable Management Objective is average economic value added (“EVA”) for 2012, 2013 and 2014 (“Average 2012-2014 EVA”). For each such year, EVA will equal (1) pre-tax operating income of our core Fabricated Products business, including corporate expenses for such year (“PTOI”) less (2) 10% of net assets as of the end of the immediately preceding year (“Net Assets”).

In determining EVA for a particular year:

	(1)	Net Assets will equal total assets less total liabilities of our Consolidated financial statements, subject to adjustments to:
		•	Remove the secondary aluminum business unit;
		•	Remove discontinued operations and legacy environmental accruals;
		•	Eliminate fresh start adjustments for PP&E value and intangible assets, including the write-up of pre-emergence goodwill;
		•	Remove VEBA related assets and liabilities;
		•	Exclude financing items;
		•	Add prorated value of capital projects and acquisitions larger than 1% of prior year Net Assets except to the extent necessary to avoid over-stating Net Assets;
		•	Exclude income tax related assets and liabilities;
		•	Exclude mark-to-market assets and liabilities relating to hedging activities except for those relating to option premiums;
		•	Adjust the workers compensation liability to the undiscounted workers compensation liability; and
		•	Address other items as recommended by the Company's Chief Executive Officer and approved by our Committee.
	(2)	PTOI will be adjusted to:
		•	Exclude non-cash LIFO inventory charges (benefits) and respective non-cash metal gains (losses);
		•	Exclude non-cash mark to market and lower of cost or market adjustments;
		•	Add back depreciation associated with step-down in property, plant and equipment resulting from the implementation of fresh start accounting;
		•	Amortize the following non-recurring activities over three calendar years with the first year being the year of the initial charge if the value exceeds one percent of Net Assets:
• Restructuring charges;
• Gains or losses resulting from asset dispositions;
• Labor stoppage costs; and
• Asset impairment charges;
		•	Exclude discontinued operations and legacy environmental income and expenses;
		•	Exclude unrealized mark-to-market gains (losses) related to hedging activities;
		•	Exclude VEBA income and expense;
		•	Exclude workers compensation gains (expenses) caused by changes in the discount rate; and
		•	Address other items as recommended by the Company's Chief Executive Officer and approved by our Committee.

The 2012 - 2014 average annual EVA target is an amount specified by the Committee. The payout factor is calculated by dividing the average annual EVA of each year of the three year performance period by the average annual target.

The threshold for vesting performance shares is an annual average EVA of zero. Payout at the target level (a payout factor of 1) is 50% of the performance shares, 100% of the performance shares are earned at 2X the average annual EVA target.

Determination of Number of Performance Shares Which Are Earned:	The number of Performance Shares which are earned will be determined as follows:

• Following the end of each of 2012, 2013 and 2014, the Committee will certify EVA for such year based on the Company's financial statements.

• Following the end of 2014, the Committee will also certify (1) the Average 2012-2014 EVA and (2) Average 2012-2014 EVA as a percentage of Target Average 2012-2014 EVA (the “Payout Multiplier”).

•
The number of Performance Shares which are earned will equal the product (rounded down to the nearest whole number) of (1) one-half of the number of Performance Shares granted hereunder (the “Target Performance Shares”) and (2) the Payout Multiplier; provided, however, such number will not exceed the number of Performance Shares granted hereunder.

The Committee will certify the Average 2012-2014 EVA and the Payout Multiplier not later than March 15, 2015.

Administrative Provisions:	Additional administrative provisions are reflected in the terms of the applicable grant documents.

2